ACCOUNTS RECEIVABLE (Tables)	12 Months Ended
Dec. 31, 2017
ACCOUNTS RECEIVABLE
Schedule of accounts receivable

($ thousands)	December 31, 2017	December 31, 2016
Accrued revenue	$102,051	$83,774
Accounts receivable - trade	30,787	33,305
Current income tax receivable	1,190	1,564
Allowance for doubtful accounts	(3,452)	(3,275)
Total accounts receivable, net of allowance for doubtful accounts	$130,576	$115,368